FEDERATED DEPARTMENT STORES, INC.
         151 West 34th Street, New York, New York 10001
                               and
          7 West Seventh Street, Cincinnati, Ohio 45202


                 SUPPLEMENT TO PROXY STATEMENT

INTRODUCTION

     The following information supplements, and should be read in conjunction with, the Proxy Statement previously furnished in connection with the solicitation, by and on behalf of the Board of Directors of Federated Department Stores, Inc., of proxies for use at the Annual Meeting of the stockholders of the Company to be held at 11:00 a.m., Eastern Daylight Time, on Friday, May 19, 1995, at the Registry Hotel, 475 Seagate Drive, Naples, Florida 33940 and at any postponements or adjournments thereof. Terms used herein with initial capital letters have the respective meanings ascribed thereto in the Proxy Statement.

     After mailing its proxy materials, the Company was informed by a stockholder that she had previously submitted a stockholder proposal relating to the date of the Company's annual meeting of stockholders. The purpose of this Supplement and the enclosed YELLOW proxy card is to provide stockholders the opportunity to vote with respect to, in addition to the matters originally described in the Proxy Statement, the stockholder proposal described below and designated as Item 4 on the enclosed YELLOW proxy card.

ITEM 4 -- STOCKHOLDER PROPOSAL TO CHANGE DATE OF ANNUAL MEETING

     The Company has been informed by Mrs. Evelyn Y. Davis,
Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215,
Washington, D.C. 20037, who said that she is the owner of 200 shares of Common Stock, that she intends to introduce the following proposal at the Annual Meeting:

          "RESOLVED: That the stockholders recommend that the Board of Directors take the necessary steps to change the Annual Meeting date to the second Friday in June."

     The proponent has submitted the following statement in support of the proposal, for which the Company and the Board accept no responsibility:

          "Recently the Annual Meetings were held on a date where other major corporations met."

          "Campeau Corporation -- Federated's former parent company (now Camdev) -- always met on a less crowded date."

          "The many problems the Company faces makes maximum attendance by outside independent stockholders especially desirable."

          "The old Federated BEFORE its acquisition by Campeau also held its meetings at dates where more shareholders could attend."

          "Last year the owners of 13,226,794 shares, representing approximately 14.1% of shares voting, voted FOR this proposal."

          "If you AGREE, please mark your proxy FOR this resolution."

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE FOREGOING PROPOSAL. IF SUCH PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING, PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

VOTING OF PROXIES

     If you have not already returned the WHITE proxy card which was included with the original mailing of the Company's proxy materials, please discard it and use the enclosed YELLOW proxy card. If you have returned the WHITE proxy card and desire to vote in respect of the above-described stockholder proposal, please take a moment and sign, date and promptly mail the enclosed YELLOW proxy card in the enclosed postage-prepaid envelope. If the Company receives a duly executed YELLOW proxy card from a stockholder prior to the Annual Meeting, any proxy previously granted by the stockholder pursuant to a WHITE proxy card will be, without further action, revoked. If the Company receives only a WHITE proxy card from a stockholder, such proxy will continue to be effective and will be voted as set forth therein (except that the shares represented thereby will not be voted with regard to the above-described stockholder proposal).

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
ANNUAL MEETING.  ACCORDINGLY, EVEN IF YOU PLAN TO ATTEND THE
ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED
YELLOW PROXY CARD.

     If you have any questions, or require an additional copy of the Proxy Statement, please contact either the Company's Investor
Relations Department at (513) 579-7028 or Georgeson & Co., Inc., the Company's proxy solicitor, at (212) 440-9800.


April 28, 1995

                FEDERATED DEPARTMENT STORES, INC.
         151 West 34th Street, New York, New York 10001
                               and
          7 West Seventh Street, Cincinnati, Ohio 45202


                 SUPPLEMENT TO PROXY STATEMENT

INTRODUCTION

     The following information supplements, and should be read in conjunction with, the enclosed Notice of Meeting and Proxy Statement relating to the Annual Meeting of the stockholders of the Company to be held at 11:00 a.m., Eastern Daylight Time, on Friday, May 19, 1995, at the Registry Hotel, 475 Seagate Drive, Naples, Florida 33940 and at any postponements or adjournments thereof. Terms used herein with initial capital letters have the respective meanings ascribed thereto in the Proxy Statement.

     After preparing the Proxy Statement, the Company was informed by a stockholder that she had previously submitted a stockholder proposal relating to the date of the Company's annual meeting of stockholders. The purpose of this Supplement and the enclosed proxy card is to provide stockholders the opportunity to vote with respect to, in addition to the matters originally described in the Proxy Statement, the stockholder proposal described below and designated as Item 4 on the enclosed proxy card.

ITEM 4 -- STOCKHOLDER PROPOSAL TO CHANGE DATE OF ANNUAL MEETING

     The Company has been informed by Mrs. Evelyn Y. Davis,
Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215,
Washington, D.C. 20037, who said that she is the owner of 200 shares of Common Stock, that she intends to introduce the following proposal at the Annual Meeting:

          "RESOLVED: That the stockholders recommend that the Board of Directors take the necessary steps to change the Annual Meeting date to the second Friday in June."

     The proponent has submitted the following statement in support of the proposal, for which the Company and the Board accept no responsibility:

          "Recently the Annual Meetings were held on a date where other major corporations met."

          "Campeau Corporation -- Federated's former parent company (now Camdev) -- always met on a less crowded date."

          "The many problems the Company faces makes maximum attendance by outside independent stockholders especially desirable."

          "The old Federated BEFORE its acquisition by Campeau also held its meetings at dates where more shareholders could attend."

          "Last year the owners of 13,226,794 shares, representing approximately 14.1% of shares voting, voted FOR this proposal."

          "If you AGREE, please mark your proxy FOR this resolution."

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE AGAINST THE FOREGOING PROPOSAL. IF SUCH PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING, PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE
ANNUAL MEETING.  ACCORDINGLY, EVEN IF YOU PLAN TO ATTEND THE
ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED
PROXY CARD.

     If you have any questions, please contact either the Company's Investor Relations Department at (513) 579-7028 or
Georgeson & Co., Inc., the Company's proxy solicitor, at (212)
440-9800.


April 28, 1995

THE DIRECTORS RECOMMEND A VOTE "FOR" ALL NOMINEES LISTED IN ITEM
          1, "FOR" ITEMS 2 AND 3, AND "AGAINST" ITEM 4

1.   Election of Directors    FOR all nominees              [ ]
                              listed below

                              WITHHOLD AUTHORITY to vote    [ ]
                              for all nominees listed below.

                              *EXCEPTIONS                   [ ]

Nominees for a three-year term:  Joseph Neubauer, Allen I.
Questrom, Paul W. Van Orden, Karl M. von der Heyden
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions _____________________________________________________

2.   Ratify the Selection of KPMG Peat Marwick LLP as the
     Company's independent accountants for the fiscal year ending
     February 3, 1996.

     FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

     FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

4. Stockholder proposal to change the date of the annual meeting of the stockholders.

     FOR  [ ]       AGAINST   [ ]       ABSTAIN   [ ]

For purposes of the 1995 Annual Meeting, proxies will be held in confidence (subject to certain exception set forth in the Proxy
Statement) unless the undersigned checks the following box:   [ ]

Address Change Mark Here           [ ]

This proxy should be dated, signed by the shareholder as his or her name appears hereon, and returned promptly in the enclosed envelope. Joint Owners should each sign personally, and trustees and others signing in a representative capacity should indicate the capacity in which they sign.

                              Dated _______________________, 1995
                              ___________________________________
                                     Signature of Shareholder
                              ___________________________________
                                     Signature of Shareholder

PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE
ENVELOPE PROVIDED

Votes must be indicated       [ ]
(X) in Black or Blue Ink.

                FEDERATED DEPARTMENT STORES, INC.
    Proxies Solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders on May 19, 1995


     The undersigned holder of shares of Common Stock of Federated Department Stores, Inc. (the "Company") hereby appoints Lyle Everingham, Karl M. von der Heyden and Ronald W. Tysoe, and each of them, as proxies of the undersigned, with full power of substitution, to act and to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Registry Hotel, 475 Seagate Drive, Naples, Florida 33940, at 11:00 a.m., Eastern Daylight Time, on Friday, May 19, 1995, and at any and all postponements and adjournments thereof, according to the number of votes and as fully as the undersigned would be entitled to vote if personally present at such meeting, and particularly with respect to the proposals listed on the reverse side.


     THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS
INDICATED, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2, IN THE
DISCRETION OF THE PROXIES IN RESPECT OF ITEM 3, AND AGAINST ITEM
4.


          (Continued, and to be dated and signed, on other side)



                         FEDERATED DEPARTMENT STORES, INC.
                         P.O. BOX 11107
                         NEW YORK, NEW YORK  10203-0107